UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

Action Products International, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-13118	59-2095427
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 N. Keller Road, Suite E Orlando, Florida	32810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(407) 481-8007

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 20, 2004, Action Products International, Inc. (the “Company”) issued a press release setting forth, among other matters, the Company’s profitability for the three months ended September 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits:

Exhibit No.	Description
99.1	Press Release dated October 20, 2004 titled “Action Products to Report Third Quarter Financials and Conference Call”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ACTION PRODUCTS INTERNATIONAL, INC.

By:	/s/ ROBERT L. BURROWS
Robert L. Burrows Chief Financial Officer

Date: October 21, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 20, 2004 titled “Action Products to Report Third Quarter Financials and Conference Call”